SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: January 18, 2000

                           CARMAX AUTO RECEIVABLES LLC

             (Exact name of registrant as specified in its charter)

  UNITED STATES                    333-79087                     54-1942944
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                     File No.)                 Identification No.)
of incorporation)

4900 COX ROAD, SUITE 200, GLEN ALLEN, VIRGINIA                      23060
---------------------------------------------                      ------
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512

ITEM 5               Other Events.

                     The registrant distributed the certificateholders statement for the month of December 1999 to the series 1999-1 certificateholders on January 18, 2000.

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ITEM 7(C).           EXHIBITS.

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

        99.1 Series 1999-1 Certificateholders Statement for the month of December 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CARMAX AUTO RECEIVABLES LLC

                           By:       CARMAX AUTO SUPERSTORES, INC.,

                           as Transferor and Servicer

                           BY:

                           Michael T. Chalifoux
                           President and Assistant Secretary



Date:      January 18, 2000

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K

                           CARMAX AUTO RECEIVABLES LLC










                                INDEX TO EXHIBITS

    Exhibit
    Number                          Exhibit

     99.1 Series 1999-1 Certificateholders Statement for the month of December 1999.